UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                Investment Company Act file number  [811-05037]
                                                    -----------

                       PROFESSIONALLY MANAGED PORTFOLIOS
                       ---------------------------------
               (Exact name of registrant as specified in charter)

                            615 EAST MICHIGAN STREET
                              MILWAUKEE, WI 53202
                              --------------------
              (Address of principal executive offices) (Zip code)

                                ROBERT M. SLOTKY
                       PROFESSIONALLY MANAGED PORTFOLIOS
                        2020 E. FINANCIAL WAY, STE. 100
                               GLENDORA, CA 91741
                               ------------------
                    (Name and address of agent for service)

                                 (414) 765-5344
                                 --------------
               Registrant's telephone number, including area code

Date of fiscal year end: AUGUST 31, 2005
                         ---------------

Date of reporting period:  AUGUST 31, 2005
                           ---------------

ITEM 1. REPORT TO STOCKHOLDERS.
-------------------------------

                              (PORTFOLIO 21 LOGO)

                                 ANNUAL REPORT

                                   Year Ended

                                August 31, 2005

                                  PORTFOLIO 21

MESSAGE FROM PORTFOLIO 21'S FOUNDERS

Dear Friends,

As Portfolio 21 shareholders, we all share deep concerns about our environmental future. We created the concept for Portfolio 21 in 1997 after studying the ecological crisis. Dr. Karl-Henrik Robert of The Natural Step taught us that we cannot continue to systematically decrease our natural resources and we cannot continue to systematically increase our pollution. However, this is exactly what we are doing every day and the trends are moving in exactly the wrong direction.

During the last 45 years, the world's population has doubled to six billion and is expected to reach nine billion people in another 45 years. The majority of our new global citizens are born into poverty. As demand for precious resources such as oil and water increases, so does the disparity between rich and poor. Increasingly, it is only the rich who can afford what were once readily available natural resources--including clean air and drinking water. We are entering eco-apartheid; the economic and ecological advantages are going to the rich while the poor suffer.

We have learned that when the global community fails to meet the very basic needs of all people, there is conflict, terrorism and war. Although it is sometimes easier to live in the denial and relative luxury of our comfortable homes, this is the world we live in. The chance of turning this crisis around is small but possible. And because it is such a challenge, we must minimize the denial and start helping with the solution to increase our chances for success. At times we all feel like throwing up our hands in despair and deciding there is nothing we can personally do, but this reaction is not part of the solution.

Education and communication about the ecological crisis are essential. Increasingly, through the power of the Internet, the voice of public opinion is now beginning a shift in the global community. The bandwidth of this voice is competing with corporate-owned media as we approach a tipping point. From the supermarket to the stock market and on to the voting booth, global public opinion is the next superpower positioning to change the direction of corporations and governments. Our voices can only be heard and our votes can only be counted when we speak out.

Today half of the 100 largest economies in the world are not countries. They are corporations with a mandate to maximize wealth for shareholders, often at the expense of the environment, employees and the community. At Portfolio 21, we are speaking out by educating and communicating and by voting with our dollars to change corporate behavior. Having analyzed more than 2,000 companies around the world, we have now invested in 74 companies with a greater understanding of the environmental crisis.

When we say that Portfolio 21 is investing for a sustainable future, please understand that we are defining sustainability within the context of what change may be possible through multi-national corporations. As investors in the world's stock markets, we have an obligation and responsibility to take care of the consequences of our investments. This is only one small part of a solution and we must address sustainability on many other levels. At Portfolio 21, we like to use the image of a mosaic. Each individual piece is incomplete, but, when the image is assembled, the pieces combine to form a work of art. Our work must be multi-dimensional, many-faceted. Investing with consciousness is critical, as are the decisions we make about how to live our lives with less impact on the earth.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE:
(6 MONTHS ENDING 8/31/05)

The past six months have been challenging as several factors worked against the inherent structure of Portfolio 21. The U.S. dollar rebounded considerably against European currencies and energy stocks significantly outperformed the broader market, again on soaring energy prices. Portfolio 21 appreciated 0.20% over the past six months, while the MSCI World Equity Index gained 2.99%.
Still, when the fund is evaluated over longer time periods, Portfolio 21 remains on top.
                   6                     3               5            SINCE
                 MONTH       1         YEARS           YEARS        INCEPTION
                 RETURN     YEAR   (AVG ANNUAL)    (AVG ANNUAL)   (AVG ANNUAL)
                 ------     ----    -----------     -----------    -----------
Portfolio 21     0.20%     18.27%     15.47%           0.38%          3.57%
MSCI World       2.99%     18.69%     15.40%          -0.88%          1.56%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-877-351-4115. The Fund imposes a 2% redemption fee on shares held for less than 60 days.

When European stock market returns are measured in local currency terms they outperformed U.S. stock markets during the past six months. However, when European returns are measured in U.S. dollar terms the reverse is evident. The euro declined nearly 7% and the British pound fell 6% versus the U.S. dollar. The Swedish krona dropped almost 10% on the U.S. dollar. Portfolio 21 returns were inhibited by these measures, as the fund is more heavily weighted in European equities, particularly Sweden. Scandinavian and other Western European companies have remarkable regard for environmental issues. As a result, more foreign companies meet the fund's environmental criteria than do U.S. counterparts. We have been able to increase our U.S. exposure though, as we have seen more domestic companies make solid progress on understanding and addressing environmental sustainability. In the past few months, five U.S. companies have met our screening criteria and we predict more will as 2005 winds down.

The energy sector meaningfully outperformed the broader market over the past six months, again. Portfolio 21 does not invest in traditional energy companies as we have yet to find any that acknowledge the imminent depletion of natural resources and have changed their business strategies accordingly. However, as reserves continue to draw down and deposit discoveries become increasingly scarce, we are optimistic that some will emerge. Over the past six months the energy sector has risen double-digit percentages, while the overall market has risen in the low single digits.

Some company-specific events influenced Portfolio 21 stocks over the past six months, some for the better, some for worse:

INTERNATIONAL BUSINESS MACHINES (IBM), Portfolio 21's largest position, dragged down performance during the past six months. IBM reported disappointing first quarter earnings due to weaker global services revenues and lower margins. However, business did rebound in the second quarter. IBM stock lost 13%. Yet, we remain impressed by the technology behemoth's transformation from a computer manufacturer to a business services provider. IBM first developed an environmental protection policy back in 1971. Since that time the company has made tremendous progress on environmental issues. IBM's leadership on environmental sustainability can be illustrated by its work on global warming issues ranging from highly energy efficient hardware to impressive reductions of its own greenhouse gas emissions to involvement in organizations such as the US EPA's Climate Leaders, and the Chicago Climate Exchange. IBM also provides excellent transparency in its reporting. For example it provides detailed metrics on investments, expenditures, savings and cost avoidance associated with environmental protection. Over the past seven years annual savings from environmental efforts have exceeded environmental expenses by an average of two to one. Portfolio 21 looks forward to seeing how IBM will continue to show its leadership as it applies its longstanding environmental ethic and associated experience to its new service based business.

WHOLE FOODS MARKETS hasn't missed a beat in 2005. In fact, the company has beaten investors' expectations for reported earnings during the first, second and third quarters of this fiscal year. Whole Food's stock price has responded in kind. In the past six months the stock has risen more than 25% and outperformed traditional grocers and retailers such as Kroger, Albertson's and Wal-Mart. With a wide range of produce, food products and coffee grown without the use of synthetic fertilizers, pesticides or herbicides, Whole Foods is making a significant contribution toward supporting the organic industry and local farmers. This company is demonstrating considerable leadership in the food industry as it has eliminated genetically engineered ingredients from all its private label products. Going a step further, Whole Foods recently agreed to label these products as not containing ingredients grown from genetically engineered seed, a great step for consumer education.

VESTAS WIND SYSTEMS reached a 52-week high in August. The stock was up 68% in the past six months. The company is benefiting from rising energy costs and the recently enacted energy bill that makes power generation via wind turbines more cost competitive with traditional energy generation plants. Vestas, headquartered in Denmark, is the world leader in wind technology and a driving force in the development of the wind power industry. In addition to producing a product that is an essential part of a sustainable society, Vestas works hard to reduce the environmental impacts of its own operations. For example, over three quarters of Vestas' electricity needs are met by renewable power sources, including wind turbines located at manufacturing sites.

KINGFISHER issued a profit warning in April, blaming a weak consumer backdrop in the United Kingdom and France. Kingfisher sells consumer home goods and relies on the U.K. and France for most of its revenues. The Bank of England's attempts to cool the red-hot housing market in 2004 ultimately trickled down to the British consumer. Investors reprimanded the company by driving the stock down 13% over the past six months. Kingfisher is looking to China and Eastern Europe for future growth, and its investments in those emerging markets are likely to pay off. The company also recognizes that long-term success requires sustainable supply chains for all products. The company understands that all products ultimately begin and end in the environment, making supplier guidelines a key focus for Kingfisher. For example, the company's FSC certified wood sales are a significant portion of its home improvement timber sales. Additionally Kingfisher works to support growth in sustainable forestry certification through partnerships with suppliers who have made public commitments to achieving certification within three years. Kingfisher also believes strongly in customer education and is a leader in the development of a voluntary labeling system in the UK addressing the VOC (volatile organic compound) content of paints. This led to a dramatic reduction in VOCs sold in paints.

Other underperforming stocks during the past six months included Trex, Air Products & Chemicals, Xerox and Telstra. Some other Portfolio 21 stocks that outperformed included Hewlett Packard, Tomra Systems, O2 and Bayerische Hypo-und Vereinsbank (HVB Group).

INFORMATION AVAILABILITY

At our website, www.portfolio21.com, you will find a section on Activism and
                -------------------
Community Investment that includes our activism log and proxy voting record. To go directly to our proxy voting record, visit
www.portfolio21.com/proxyvoting.html or call us at 877-351-4115 to obtain a
------------------------------------
paper copy of this information at no charge.

Please visit the fund's website. You'll find lots of information, including a monthly market update and our latest company profiles. You can also sign up for our E-newsletter.

YOUR INPUT REQUESTED

If you have comments or suggestions about Portfolio 21, please contact us via our website, www.portfolio21.com, or call us at 877-351-4115, ext. 21, or email
             -------------------
welcome@portfolio21.com.  Also, we would love to have your email address so we
-----------------------
can communicate with you electronically. If you haven't heard from us via email and would like to, please call or email with your address. We want to assure you that your email address is confidential information that will be used only by us to communicate with you.

Sincerely,

/s/ Leslie Christian     /s/ Carsten Henningsen
Leslie Christian        Carsten Henningsen
Co-founder              Co-founder

PORTFOLIO 21 INVESTS IN FOREIGN SECURITIES, WHICH ARE SUBJECT TO THE RISKS OF CURRENCY FLUCTUATIONS, POLITICAL AND ECONOMIC INSTABILITY AND DIFFERENCES IN ACCOUNTING STANDARDS.

Fund holdings and sector allocations are subject to change and are not recommendations to buy or sell any security. Please see the following annual report for the fund's holdings as of August 31, 2005.

The MSCI World Equity Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. You cannot invest directly in an index.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced. Must be preceded or accompanied by a current prospectus. Please refer to the prospectus for important information about the Fund including investment objectives, risks, charges and expenses.

The Fund is distributed by Quasar Distributors, LLC  (10/05)

PORTFOLIO HOLDINGS BY COUNTRY at August 31, 2005 (Unaudited)

                  PORTFOLIO HOLDINGS                    PERCENT OF NET ASSETS

          Australia                 $ 2,250,329                  2.55%
          Belgium                     1,048,998                  1.19%
          Canada                        137,005                  0.15%
          Denmark                     4,773,769                  5.40%
          Finland                     3,243,516                  3.67%
          France                      1,794,786                  2.03%
          Germany                     6,182,257                  6.99%
          Italy                       1,428,215                  1.62%
          Japan                       7,899,518                  8.94%
          Netherlands                   637,200                  0.72%
          Norway                      2,019,765                  2.28%
          Sweden                     10,600,927                 11.99%
          Switzerland                 4,877,503                  5.52%
          United Kingdom             10,416,728                 11.79%
          United States              31,519,588                 35.66%
          Liabilities in Excess
            of Other Assets           (442,525)                (0.50)%
                                    -----------                -------
          Total                     $88,387,579                100.00%

EXPENSE EXAMPLE for the Six Months Ended August 31, 2005 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and redemption fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (3/1/05 - 8/31/05).

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. Although the Fund charges no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund's transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund's transfer agent. You will be charged a redemption fee equal to 2.00% of the net amount of the redemption if you redeem your shares less than 60 calendar days after you purchase them. IRA accounts will be charged a $15.00 annual maintenance fee. Currently, the Advisor is paying the annual maintenance fee. To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example below. The example below includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody and transfer agent fees. However, the example below does not include portfolio trading commissions and related expenses, interest expense or dividends on short positions taken by the Fund and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                            Beginning         Ending          Expenses Paid
                          Account Value   Account Value       During Period
                             3/1/05          8/31/05      3/1/05 - 8/31/05*<F1>
                             ------          -------      ---------------------
Actual                       $1,000           $1,002              $7.57
Hypothetical (5% return
  before expenses)            1,000            1,018               7.63

*<F1> Expenses are equal to the Fund's annualized expense ratio of 1.50% multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period).

                Value of $10,000 vs MSCI World Index and S&P 500

      Date          Portfolio 21      MSCI World Index        S&P 500
      ----          ------------      ----------------        -------
     9/30/99           $10,000             $10,000             $10,000
   8/31/2000           $12,081             $11,457             $11,634
   8/31/2001            $9,301              $8,579              $8,796
   8/31/2002            $7,995              $7,131              $7,213
   8/31/2003            $9,347              $7,950              $8,084
   8/31/2004           $10,408              $9,232              $9,011
   8/31/2005           $12,310             $10,958             $10,142

                          Average Annual Total Return
                          Period Ended August 31, 2005
               1 Year                                   18.27%
               5 Year                                    0.38%
               Since Inception (9/30/99)                 3.57%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more of less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-877-351-4115. The Fund imposes a 2% redemption fee on shares held for less than two months.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Investment returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Assumes reinvestment of dividends and capital gains.

The MSCI World Index measures performance for a diverse range of developed country global stock markets, including U.S., Canada, Europe, Australia, New Zealand and the Far East. The index reflects the reinvestment of distributions, if any, but does not reflect fees, brokerage commissions, or other cost investing.

The S&P 500 Index is a broad market-weighted average of U.S. blue-chip companies. The index is unmanaged and returns include reinvested dividends. One cannot invest directly in an index.

SCHEDULE OF INVESTMENTS at August 31, 2005

      SHARES                                                       VALUE
      ------                                                       -----
COMMON STOCKS: 88.0%
BANKS: 8.4%
      46,000   Bayer Hypo-und Vereinsbank AG
                 (Germany)*<F2>                                 $ 1,308,353
      38,000   Dexia (Belgium) - Brussels Exchange                  830,130
      10,000   Dexia (Belgium) - Paris Exchange                     218,867
      50,000   ForeningsSparbanken AB (Sweden)                    1,230,137
      77,000   HSBC Holdings PLC (United Kingdom)                 1,242,331
     250,000   UniCredito Italiano SpA (Italy)                    1,428,215
      76,000   Westpac Banking Corp. (Australia)                  1,136,282
                                                                -----------
                                                                  7,394,315
                                                                -----------
CAPITAL GOODS: 11.8%
      60,000   Atlas Copco AB - Class A (Sweden)                  1,042,024
      11,625   Ballard Power Systems,
                 Inc. (Canada)*<F2>#<F3>                             65,565
      33,000   IMPCO Technologies,
                 Inc. (United States)*<F2>                          217,470
     120,000   Mitsubishi Electric Corp. (Japan)                    647,467
      10,600   Plug Power, Inc. (United States)*<F2>                 78,122
      55,825   Quantum Fuel Systems Technologies
                 Worldwide, Inc. (United States)*<F2>               260,144
      11,700   Schneider Electric SA (France)                       923,289
      22,000   Siemens AG - Registered Shares (Germany)           1,681,906
      87,000   Skanska AB - Class B (Sweden)                      1,128,471
     124,300   SKF AB - Class B (Sweden)                          1,533,013
     100,000   Tomra Systems ASA (Norway)                           642,476
      26,000   Trex Co., Inc. (United States)*<F2>                  626,860
      41,900   Vestas Wind Systems A/S (Denmark)*<F2>               877,379
       7,500   Volvo AB - Class B (Sweden)                          322,204
       8,150   Volvo AB - Sponsored ADR (Sweden)                    351,183
                                                                -----------
                                                                 10,397,573
                                                                -----------
COMMERCIAL SERVICES & SUPPLIES: 1.1%
      33,800   Herman Miller, Inc. (United States)                1,010,620
                                                                -----------
CONSUMER DURABLES & APPAREL: 4.9%
      71,000   Electrolux AB - Class B (Sweden)                   1,600,161
      30,000   Interface, Inc. - Class A
                 (United States)*<F2>                               304,500
      24,000   Koninklijke Philips Electronics NV -
                 New York Shares (Netherlands)                      637,200
      40,000   Sharp Corp. (Japan)                                  606,700
      35,000   Sony Corp. - Sponsored ADR (Japan)                 1,176,700
                                                                -----------
                                                                  4,325,261
                                                                -----------
DIVERSIFIED FINANCIALS: 3.1%
      10,300   Deutsche Bank AG (Germany)                           896,236
       2,600   Deutsche Bank AG - Global Registered
                 Shares (Germany)                                   226,174
      20,100   UBS AG - Global Registered Shares
                 (Switzerland)                                    1,650,210
                                                                -----------
                                                                  2,772,620
                                                                -----------
FOOD & STAPLES RETAILING: 4.1%
     105,000   Boots Group PLC (United Kingdom)                   1,171,065
      31,000   United Natural Foods,
                 Inc. (United States)*<F2>                        1,054,000
       9,800   Whole Foods Market,
                 Inc. (United States)                             1,266,748
      10,187   Wild Oats Markets, Inc.
                 (United States)*<F2>                               123,161
                                                                -----------
                                                                  3,614,974
                                                                -----------
HEALTH CARE EQUIPMENT & SERVICES: 2.4%
      53,000   Baxter International, Inc. (United States)         2,137,490
                                                                -----------
INSURANCE: 6.6%
      90,000   Aviva PLC (United Kingdom)                           997,277
     250,000   Friends Provident PLC (United Kingdom)               785,284
       3,200   Muenchener Rueckversicherungs
                 AG - Registered Shares (Germany)                   359,958
     110,000   Sompo Japan Insurance, Inc. (Japan)                1,266,533
     138,000   Storebrand ASA (Norway)                            1,377,289
      16,600   Swiss Reinsurance (Switzerland)                    1,072,371
                                                                -----------
                                                                  5,858,712
                                                                -----------
MATERIALS: 8.8%
       5,000   Air Liquide (France)                                 871,496
      14,000   Air Products & Chemicals, Inc.
                 (United States)                                    775,600
      30,450   JM AB (Sweden)                                     1,132,118
      34,000   Novozymes A/S - Class B (Denmark)                  1,770,410
      21,000   Praxair, Inc. (United States)                      1,014,300
      84,000   Stora Enso OYJ - R Shares (Finland)                1,161,876
      30,030   Svenska Cellulosa AB - Class B (Sweden)            1,069,844
                                                                -----------
                                                                  7,795,644
                                                                -----------
MEDIA: 0.3%
      60,000   EMI Group PLC (United Kingdom)                       282,004
                                                                -----------
PHARMACEUTICALS & BIOTECHNOLOGY: 4.9%
      90,200   Bristol-Myers Squibb
                 Co. (United States)                              2,207,194
      31,000   Novo-Nordisk A/S -
                 Class B (Denmark)                                1,601,303
      10,125   Novo-Nordisk A/S -
                 Sponsored ADR (Denmark)                            524,677
                                                                -----------
                                                                  4,333,174
                                                                -----------
REAL ESTATE: 1.4%
      75,000   British Land Co. PLC (United Kingdom)              1,197,956
                                                                -----------
RETAILING: 3.6%
      23,000   Hennes & Mauritz AB - Class B (Sweden)               804,033
     310,000   Kingfisher PLC (United Kingdom)                    1,410,341
      43,000   Staples, Inc. (United States)                        944,280
                                                                -----------
                                                                  3,158,654
                                                                -----------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT: 2.0%
      31,000   Advanced Micro Devices, Inc.
                 (United States)*<F2>                               643,870
      70,000   STMicroelectronics NV - New York
                 Shares (Switzerland)                             1,159,200
                                                                -----------
                                                                  1,803,070
                                                                -----------
SOFTWARE & SERVICES: 0.5%
      17,000   Adobe Systems, Inc. (United States)                  459,680
                                                                -----------
TECHNOLOGY HARDWARE & EQUIPMENT: 16.6%
      46,500   Agilent Technologies,
                 Inc. (United States)*<F2>                        1,495,440
      35,500   Canon, Inc. (Japan)                                1,797,654
      47,150   Dell, Inc. (United States)*<F2>                    1,678,540
      62,300   Hewlett-Packard Co. (United States)                1,729,448
      40,000   International Business Machines Corp.
                 (United States)                                  3,224,800
      65,000   NEC Corp. (Japan)                                    350,277
     132,000   Nokia OYJ - Sponsored ADR (Finland)                2,081,640
      23,500   Nortel Networks Corp. (Canada)*<F2>#<F3>              71,440
      15,000   Ricoh Co. Ltd. (Japan)                               233,712
      11,110   Telefonaktiebolaget LM Ericsson -
                 Sponsored ADR (Sweden)                             387,739
     180,000   Toshiba Corp. (Japan)                                714,667
      69,000   Xerox Corp. (United States)*<F2>                     925,290
                                                                -----------
                                                                 14,690,647
                                                                -----------
TELECOMMUNICATION SERVICES: 4.6%
     210,000   BT Group PLC (United Kingdom)                        817,147
     400,000   O2 PLC (United Kingdom)                            1,107,632
       2,000   Swisscom AG (Switzerland)                            674,063
       9,525   Swisscom AG - Sponsored ADR (Switzerland)            321,659
     315,000   Telstra Corp. Ltd. (Australia)                     1,114,048
                                                                -----------
                                                                  4,034,549
                                                                -----------
TRANSPORTATION: 1.3%
         205   East Japan Railway Co. (Japan)                     1,105,808
                                                                -----------
UTILITIES: 1.6%
      80,000   Severn Trent PLC (United Kingdom)                  1,405,691
                                                                -----------
TOTAL COMMON STOCKS
  (cost $68,134,691)                                             77,778,442
                                                                -----------
PREFERRED STOCK: 1.9%
HOUSEHOLD & PERSONAL PRODUCTS: 1.9%
      18,000   Henkel KGaA (Germany)                              1,709,630
                                                                -----------
TOTAL PREFERRED STOCK:
  (cost $1,332,547)                                               1,709,630
                                                                -----------
    SHARES/
PRINCIPAL AMOUNT
----------------
SHORT-TERM INVESTMENTS: 10.6%
MONEY MARKET: 9.5%
   8,368,634   SEI Daily Income Trust Government Fund             8,368,634
                                                                -----------
CERTIFICATES OF DEPOSIT: 1.1%
      98,294   Permaculture CD,
                 1.00%, 1/17/2006                                    98,294
     100,000   Self-Help Credit Union CD,
                 4.28%, 8/20/2006                                   100,000
      95,000   ShoreBank CD,
                 2.22%, 11/10/2005                                   95,000
     100,104   ShoreBank CD,
                 2.71%, 3/2/2006                                    100,104
     100,000   ShoreBank CD,
                 3.11%, 6/1/2006                                    100,000
     285,000   ShoreBank CD,
                 3.58%, 8/18/2006                                   285,000
      95,000   ShoreBank CD,
                 3.70%, 1/20/2007                                    95,000
     100,000   Wainwright Bank & Trust CD,
                 2.03%, 1/18/2006                                   100,000
                                                                -----------
                                                                    973,398
                                                                -----------
TOTAL SHORT-TERM INVESTMENTS
  (cost $9,342,032)                                               9,342,032
                                                                -----------
TOTAL INVESTMENTS IN SECURITIES:
  100.5% (cost  $78,809,270)                                     88,830,104
Liabilities in excess
  of Other Assets: (0.5)%                                          (442,525)
                                                                -----------
NET ASSETS: 100.0%                                              $88,387,579
                                                                -----------
                                                                -----------

ADR American Depositary Receipt.
*<F2>     Non-income producing security.
#<F3>     U.S. Security of foreign company.

                                                PERCENT OF
    COUNTRY                                     NET ASSETS
    -------                                     ----------
     Australia                                    2.55%
     Belgium                                       1.19
     Canada                                        0.15
     Denmark                                       5.40
     Finland                                       3.67
     France                                        2.03
     Germany                                       6.99
     Italy                                         1.62
     Japan                                         8.94
     Netherlands                                   0.72
     Norway                                        2.28
     Sweden                                       11.99
     Switzerland                                   5.52
     United Kingdom                               11.79
     United States                                35.66
     Liabilities in excess of other assets        (0.50)
                                                 ------
                                                 100.00%
                                                 ------
                                                 ------

See accompanying Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES at August 31, 2005

  ASSETS
  Investments in securities, at value (cost $78,809,270)        $88,830,104
  Cash                                                                  792
  Receivables:
     Dividends and interest                                         159,662
     Fund shares sold                                               198,235
  Prepaid expenses                                                    9,383
                                                                -----------
       Total assets                                              89,198,176
                                                                -----------
  LIABILITIES
  Payables:
     Fund shares redeemed                                            30,396
     Investment securities purchased                                619,292
     Advisory fee                                                    55,802
     Administration fees                                             13,090
     Custody fees                                                    15,122
     Fund accounting fees                                            11,935
     Transfer agent fees                                              8,889
     Distribution fees                                               35,490
     Chief compliance officer fees                                    1,250
  Accrued expenses                                                   19,331
                                                                -----------
       Total liabilities                                            810,597
                                                                -----------
  NET ASSETS                                                    $88,387,579
                                                                -----------
                                                                -----------
  Shares outstanding (unlimited number
    of shares authorized, without par value)                      3,467,172
                                                                -----------
                                                                -----------
  NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE      $     25.49
                                                                -----------
                                                                -----------
  COMPONENTS OF NET ASSETS
  Paid-in capital                                               $78,016,430
  Undistributed net investment income                               500,260
  Accumulated net realized loss from security
    and foreign currency transactions                              (149,217)
  Net unrealized appreciation on investments
    and foreign currency transactions                            10,020,106
                                                                -----------
       Net assets                                               $88,387,579
                                                                -----------
                                                                -----------
See accompanying Notes to Financial Statements.

STATEMENT OF OPERATIONS For the year ended August 31, 2005

INVESTMENT INCOME
  Income
     Dividend income
       (net of foreign withholding tax of $251,502)             $ 1,535,092
     Interest income                                                160,971
                                                                -----------
       Total income                                               1,696,063
                                                                -----------
  Expenses
     Advisory fees                                                  705,503
     Distribution fees                                              176,376
     Administration fees                                            130,825
     Fund accounting fees                                            46,891
     Custody fees                                                    34,891
     Transfer agent fees                                             28,790
     Registration fees                                               23,160
     Audit fees                                                      16,717
     Shareholder reporting                                           11,369
     Trustee fees                                                     6,111
     Legal fees                                                       5,943
     Chief compliance officer fees                                    4,583
     Insurance expense                                                2,733
     Miscellaneous fees                                                 263
                                                                -----------
       Total expenses                                             1,194,155
       Less:  fees waived (See Note 3)                            (135,899)
                                                                -----------
       Net expenses                                               1,058,256
                                                                -----------
          NET INVESTMENT INCOME                                     637,807
                                                                -----------
  REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  AND FOREIGN CURRENCY TRANSACTIONS
  Net realized gain on investments and
    foreign currency transactions                                    59,209
  Change in net unrealized appreciation/depreciation on
    investments and foreign currency transactions                 9,610,992
                                                                -----------
     Net realized and unrealized gain on investments
       and foreign currency transactions                          9,670,201
                                                                -----------
       NET INCREASE IN NET ASSETS FROM OPERATIONS               $10,308,008
                                                                -----------
                                                                -----------
See accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                 YEAR ENDED      YEAR ENDED
                                              AUGUST 31, 2005  AUGUST 31, 2004
  INCREASE IN NET ASSETS FROM:
  OPERATIONS
  Net investment income                          $   637,807    $   156,094
  Net realized income (loss) on investments
    and foreign currency transactions                 59,209       (122,435)
  Net increase from payment by
    Custodian due to reduction in
    commissions (See Note 7)                              --         69,355
  Change in net unrealized appreciation/
    depreciation on investments
    and foreign currency transactions              9,610,992      1,410,834
                                                 -----------    -----------
     NET INCREASE IN NET ASSETS
       RESULTING FROM OPERATIONS                  10,308,008      1,513,848
                                                 -----------    -----------
  DISTRIBUTIONS TO SHAREHOLDERS
  From net investment income                        (265,510)       (54,237)
                                                 -----------    -----------
  CAPITAL SHARE TRANSACTIONS
  Net increase in net assets derived from
    net change in outstanding
    shares (a)<F4> (b)<F5>                        26,836,993     27,548,035
                                                 -----------    -----------
     TOTAL INCREASE IN NET ASSETS                 36,879,491     29,007,646
                                                 -----------    -----------
  NET ASSETS
  Beginning of year                               51,508,088     22,500,442
                                                 -----------    -----------
  END OF YEAR                                    $88,387,579    $51,508,088
                                                 -----------    -----------
                                                 -----------    -----------
  UNDISTRIBUTED NET INVESTMENT INCOME            $   500,260    $   183,628
                                                 -----------    -----------
                                                 -----------    -----------

(a)<F4>   A summary of capital share transactions is as follows:


                                                            YEAR ENDED                              YEAR ENDED
                                                         AUGUST 31, 2005                         AUGUST 31, 2004
                                                    --------------------------              --------------------------
                                                    Shares              Value               Shares              Value
                                                    ------              -----               ------              -----
     Shares sold                                   1,388,264         $34,221,777           1,369,672         $30,665,983
     Shares issued in reinvestment
       of distributions                               10,084             252,894               2,468              53,235
     Shares redeemed (b)<F5>                        (311,287)         (7,637,678)           (147,924)         (3,171,183)
                                                   ---------         -----------           ---------         -----------
     Net increase                                  1,087,061         $26,836,993           1,224,216         $27,548,035
                                                   ---------         -----------           ---------         -----------
                                                   ---------         -----------           ---------         -----------

(b)<F5>   Net of redemption fees of $5,074 and $6,668, respectively.

See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year



                                                                                    YEAR ENDED AUGUST 31,
                                                               ----------------------------------------------------------------
                                                               2005           2004           2003           2002           2001
                                                               ----           ----           ----           ----           ----
     Net asset value, beginning of year                       $21.64         $19.47         $16.67         $19.52         $25.37
                                                              ------         ------         ------         ------         ------

     INCOME FROM INVESTMENT OPERATIONS:
     Net investment income (loss)                               0.18           0.08           0.02          (0.05)         (0.05)
     Net realized and unrealized
       gain (loss) on investments                               3.77           2.13           2.79          (2.67)         (5.78)
                                                              ------         ------         ------         ------         ------
     Total from investment operations                           3.95           2.21           2.81          (2.72)         (5.83)
                                                              ------         ------         ------         ------         ------

     LESS DISTRIBUTIONS:
     From net investment income                                (0.10)         (0.04)            --             --          (0.02)
     From net realized gain                                       --             --          (0.02)         (0.13)            --
                                                              ------         ------         ------         ------         ------
     Total distributions                                       (0.10)         (0.04)         (0.02)         (0.13)         (0.02)
                                                              ------         ------         ------         ------         ------
     Paid-in capital from
       redemption fees (Note 2)(1)<F6>                            --             --           0.01             --             --
                                                              ------         ------         ------         ------         ------
     Net asset value, end of year                             $25.49         $21.64         $19.47         $16.67         $19.52
                                                              ------         ------         ------         ------         ------
                                                              ------         ------         ------         ------         ------
     Total return                                              18.27%         11.36%         16.90%        (14.04)%       (23.01)%

     RATIO/SUPPLEMENTAL DATA:
     Net assets, end of year (millions)                       $88.4          $51.5          $22.5          $15.2           $8.3

     RATIO OF EXPENSES TO AVERAGE NET ASSETS:
     Before fees waived and
       expenses absorbed                                        1.69%          1.90%          2.17%          2.42%          3.11%
     After fees waived
       and expenses absorbed                                    1.50%          1.50%          1.50%          1.50%          1.50%

     RATIO OF NET INVESTMENT
       INCOME (LOSS) TO AVERAGE NET ASSETS:
     Before fees waived
       and expenses absorbed                                    0.71%          0.02%         (0.52)%        (1.27)%        (1.87)%
     After fees waived
       and expenses absorbed                                    0.90%          0.42%          0.15%         (0.35)%        (0.26)%
     Portfolio turnover rate                                    0.78%          3.82%          9.82%          8.18%          5.31%


(1)<F6> Less than $0.01 per share for the years ended August 31, 2005 and August 31, 2004.

See accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - ORGANIZATION

  Portfolio 21 (the "Fund") is a diversified series of shares of beneficial interest of Professionally Managed Portfolios (the "Trust"), which is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. The Fund began operations on September 30, 1999. The investment objective of the Fund is to seek long-term growth of capital. The Fund seeks to achieve its objective by investing primarily in common stocks of domestic and foreign companies of any size market capitalization that satisfy certain environmental responsibility criteria.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

  The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with generally accepted accounting principles.

A. Security Valuation. Securities traded on a national securities exchange are valued at the last reported sales price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Securities primarily traded on Nasdaq shall be valued using the Nasdaq Official Closing Price ("NOCP"). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter securities that are not traded on Nasdaq shall be valued at the most recent trade price. Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees. Short-term investments are stated at cost, which when combined with accrued interest, approximates market value.

     The Fund may invest substantially in securities traded on foreign exchanges (see "Foreign Currency" below). Investments that are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, or if there were no transactions on such day, at the mean between the bid and asked prices. Occasionally, events affecting the value of foreign securities occur between the close of a foreign exchange and the computation of the Fund's net asset value. If such events occur or market quotations are not readily available, the securities may be valued at their fair value as determined in good faith by or under the direction of the Board of Trustees. If such events occur or market quotations are not readily available, the securities may be valued using a fair valuation pricing service approved by the Board of Trustees or at their fair value as determined in good faith by or under the direction of the Board of Trustees.

B. Redemption Fee. The Fund charges a 2% redemption fee on the value of shares redeemed that are held for less than two months. This fee will not be imposed on shares acquired through the reinvestment of dividends or other distributions. The fee is payable to the Fund and is intended to benefit the remaining shareholders by reducing the costs of short-term trading.

C. Foreign Currency. Foreign currency amounts, other than the cost of investments, are translated into U.S. dollar values based upon the spot exchange rate prior to the close of regular trading. The cost of investments is translated at the rates of exchange prevailing on the dates the portfolio securities were acquired. The Fund includes foreign exchange gains and losses from dividend receivable and other foreign currency denominated payables and receivables in realized and unrealized gain (loss) on investments and foreign currency. The Fund does not isolate that portion of realized and unrealized gain (loss) on investments resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in the market price of securities for financial reporting purposes. Fluctuations in foreign exchange rates on investments are thus included with net realized and unrealized gain (loss) on investments and foreign currency.

D. Federal Income Taxes. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

     At August 31, 2005, the Fund has a capital loss carryforward of $149,217 of which $32,468 will expire in 2011, $105,213 will expire in 2012 and $11,536 will expire in 2013. Under current tax laws, losses after October 31 may be deferred and treated as occurring on the first business day of the following fiscal year. The Fund had post-October currency losses of $61,583.

E. Security Transactions, Investment Income and Distributions. Security transactions are accounted for on the trade date. The cost of securities sold is determined on a specific identification basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

F. Use of Estimates. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

G. Reclassification of Capital Accounts. Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended August 31, 2005, the Fund decreased accumulated net investment income by $55,665 and decreased accumulated realized loss by $55,665.

NOTE 3 - COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

  Progressive Investment Management Corporation (the "Advisor") provides the Fund with investment management services under an Investment Advisory Agreement (the "Agreement"). Under the Agreement, the Advisor furnishes all investment advice, office space, facilities, and most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 1.00% of Fund's average daily net assets. For the year ended August 31, 2005, the Fund incurred $705,503 in advisory fees.

  The Fund is responsible for its own expenses. The Advisor has contractually agreed to limit the Fund's expenses by reducing all or a portion of its fees and reimbursing the Fund's expenses, excluding interest and tax expenses, so that its ratio of expenses to average net assets will not exceed 1.50%. Any fee withheld or voluntarily reduced and/or any Fund expense absorbed by the Advisor pursuant to an agreed upon expense cap shall be reimbursed by the Fund to the Advisor, if so requested by the Advisor, any time before the end of the third fiscal year following the year to which the fee waiver and/or expense absorption relates, provided the aggregate amount of the Fund's current operating expenses for such fiscal year does not exceed the applicable limitation on Fund expenses. The Fund must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursement of fees and/or expenses. Any such reimbursement is also contingent upon Board of Trustees review and approval prior to the time the reimbursement is initiated. For the year ended August 31, 2005, the Advisor waived fees of $135,899.

  At August 31, 2005, the cumulative unreimbursed amount paid and/or waived by the Advisor on behalf of the Fund that may be reimbursed was $401,654. The Advisor may recapture a portion of the above amount no later than the dates as stated below:
                                   August 31,
                  --------------------------------------------
                  2006                2007                2008
                  ----                ----                ----
                $117,344            $148,411            $135,899

The Fund must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursement. Any such reimbursement is also contingent upon Board of Trustees review and approval prior to the time the reimbursement is initiated.

  U.S. Bancorp Fund Services, LLC ("USBFS"), an indirect, wholly-owned subsidiary of U.S. Bancorp, serves as the Fund's Administrator and, in that capacity, performs various administrative and accounting services for the Fund. USBFS also serves as the Fund's Fund Accountant, Transfer Agent, dividend disbursing agent and registrar. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the trustees; monitors the activities of the Fund's custodian, transfer agent and accountant; coordinates the preparation and payment of Fund expenses and reviews the Fund's expense accruals. For its services, the Administrator receives a monthly fee at the following annual rate:

     Under $15 million             $30,000
     $15 to $50 million            0.20% of average daily net assets
     $50 to $100 million           0.15% of average daily net assets
     $100 to $150 million          0.10% of average daily net assets
     Over $150 million             0.05% of average daily net assets

  For the year ended August 31, 2005, the Fund incurred $130,825 in administration fees.

  Quasar Distributors, LLC (the "Distributor") acts as the Fund's principal underwriter in a continuous public offering of the Fund's shares. The Distributor is an affiliate of the Administrator.

  U.S. Bank, N.A., an affiliate of USBFS, serves as custodian to the Fund.

  Certain officers of the Trust are also officers and/or directors of the Administrator and the Distributor.

  For the year ended August 31, 2005, the Fund was allocated $4,583 in Chief Compliance Officer fees.

NOTE 4 - DISTRIBUTION PLAN

  The Fund has adopted a Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the 1940 Act. The Plan provides that the Fund may pay a fee to the Advisor, as Distribution Coordinator, at an annual rate of up to 0.25% of the average daily net assets of the Fund. The fee is paid to the Distribution Coordinator as compensation for distribution-related activities, not reimbursement for specific expenses incurred. For the year ended August 31, 2005, the Fund incurred $176,376 in distribution fees.

NOTE 5 - INVESTMENT TRANSACTIONS

  The cost of purchases and the proceeds from the sales of securities for the year ended August 31, 2005, excluding short-term investments, were $24,754,271 and $486,345 respectively.

NOTE 6 - DISTRIBUTIONS TO SHAREHOLDERS

  On December 15, 2004, a distribution of $0.1024 per share was declared. The dividend was paid on December 15, 2004, to shareholders of record on December 14, 2004. The tax character of distributions paid during the years ended August 31, 2005 and 2004 was as follows:

                                       2005                2004
                                       ----                ----
  Distributions paid from:
     Ordinary income                 $265,510             $54,237
     Long-term capital gain                --                  --
                                     --------             -------
                                     $265,510             $54,237
                                     --------             -------
                                     --------             -------

  As of August 31, 2005, the components of accumulated earnings/(losses) on a tax basis were as follows:

  Cost of investments (a)<F7>                         $78,809,270
                                                      -----------
                                                      -----------
  Gross unrealized appreciation                        13,261,782
  Gross unrealized depreciation                        (3,240,948)
                                                      -----------
  Net unrealized appreciation                          10,020,834
                                                      -----------
  Undistributed ordinary income                           561,843
  Undistributed long-term capital gain                         --
                                                      -----------
  Total distributable earnings                            561,843
                                                      -----------
  Net unrealized depreciation on
    foreign currency transactions                            (728)
  Capital loss carryforward                              (149,217)
  Post-October capital loss                                    --
  Post-October currency loss                              (61,583)
                                                      -----------
  Total accumulated gains                             $10,371,149
                                                      -----------
                                                      -----------

(a)<F7> At August 31, 2005, the basis of investments for federal income purposes was the same as their cost for financial reporting purposes.

NOTE 7 - EXTRAORDINARY TRANSACTIONS

  During the year ended August 31, 2004, the Fund received a rebate of commissions in the amount of $69,355 from U.S. Bank, N.A., the Fund's custodian, related to foreign currency transactions. The effect of these transactions was $0.03 per share.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE SHAREHOLDERS OF
  PORTFOLIO 21 AND
THE BOARD OF TRUSTEES OF
  PROFESSIONALLY MANAGED PORTFOLIOS

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Portfolio 21, a series of Professionally Managed Portfolios, as of August 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights indicated thereon. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2005, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly in all material respects, the financial position of Portfolio 21 as of August 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights indicated thereon, in conformity with accounting principles generally accepted in the United States of America.

                             TAIT, WELLER & BAKER LLP

PHILADELPHIA, PENNSYLVANIA
OCTOBER 3, 2005

TRUSTEES AND EXECUTIVE OFFICERS

  The overall management of the business and affairs of the Trust is vested with its Board of Trustees (the "Board"). The Board approves all significant agreements between the Trust and persons or companies furnishing services to it, including the agreements with the Advisor, Administrator, Custodian and Transfer Agent. The day-to-day operations of the Trust are delegated to its Officers, subject to the Fund's investment objectives, strategies, and policies and to general supervision by the Board.

  The current Trustees and Officers of the Trust, their birth dates and positions with the Trust, term of office with the Trust and length of time served, their business addresses and principal occupations during the past five years and other directorships held are set forth in the table below. Unless noted otherwise, each person has held the position listed for a minimum of five years.


                                                                                             Number of
                                          Term of                                            Portfolios
                                          Office and        Principal                        in Fund
Name,                       Position      Length            Occupation                       Complex***<F10>    Other
Address                     with the      of Time           During                           Overseen           Directorships
and Age                     Trust         Served            Past Five Years                  by Trustees        Held
-------                     -----         ------            ---------------                  ------------       ----
                                                 INDEPENDENT TRUSTEES OF THE TRUST
                                                 ---------------------------------
Dorothy A. Berry*<F8>       Chairman      Indefinite        President, Talon                 1                  None.
(born 1943)                 and           Term              Industries, Inc.
2020 E. Financial Way       Trustee       since             (administrative,
Suite 100                                 May 1991.         management and
Glendora, CA 91741                                          business consulting);
                                                            formerly Chief
                                                            Operating Officer,
                                                            Integrated Asset
                                                            Management
                                                            (investment advisor
                                                            and manager) and
                                                            formerly President,
                                                            Value Line, Inc.
                                                            (investment advisory
                                                            and financial
                                                            publishing firm).

Wallace L. Cook*<F8>        Trustee       Indefinite        Financial Consultant;            1                  None.
(born 1939)                               Term              formerly Senior Vice
2020 E. Financial Way                     since             President, Rockefeller
Suite 100                                 May 1991.         Trust Co.; Financial
Glendora, CA 91741                                          Counselor, Rockefeller
                                                            & Co.

Carl A. Froebel*<F8>        Trustee       Indefinite        Owner, Golf                      1                  None.
(born 1938)                               Term              Adventures, LLC,
2020 E. Financial Way                     since             (Vacation Services).
Suite 100                                 May 1991.         Formerly President
Glendora, CA 91741                                          and Founder,
                                                            National Investor
                                                            Data Services, Inc.
                                                            (investment related
                                                            computer software).

Rowley W.P. Redington*<F8>  Trustee       Indefinite        President; Intertech             1                  None.
(born 1944)                               Term              Computer Services
2020 E. Financial Way                     since             Corp. (computer
Suite 100                                 May 1991.         services and
Glendora, CA 91741                                          consulting).

                                                  INTERESTED TRUSTEE OF THE TRUST
                                                  -------------------------------
Steven J. Paggioli**<F9>    Trustee       Indefinite        Consultant since                 1                  Trustee,
(born 1950)                               Term              July 2001; formerly,                                Managers
2020 E. Financial Way                     since             Executive Vice                                      Funds; Trustee,
Suite 100                                 May 1991.         President, Investment                               Managers
Glendora, CA 91741                                          Company                                             AMG Funds.
                                                            Administration,
                                                            LLC ("ICA") (mutual
                                                            fund administrator).

                                                       OFFICERS OF THE TRUST
                                                       ---------------------
Robert M. Slotky            President     Indefinite        Vice President,                  1                  Not
(born 1947)                               Term since        U.S. Bancorp Fund                                   Applicable.
2020 E. Financial Way                     Aug. 2002.        Services, LLC since
Suite 100                   Chief         Indefinite        July 2001; formerly,
Glendora, CA 91741          Compliance    Term since        Senior Vice President,
                            Officer       Sept. 2004.       ICA (May 1997-
                                                            July 2001).

Eric W. Falkeis             Treasurer     Indefinite        Vice President,                  1                  Not
(born 1973)                               Term since        U.S. Bancorp Fund                                   Applicable.
615 East Michigan St.                     Aug. 2002.        Services, LLC since
Milwaukee, WI 53202                                         1997; Chief Financial
                                                            Officer, Quasar
                                                            Distributors, LLC
                                                            since 2000.

Chad E. Fickett             Secretary     Indefinite        Vice President,                  1                  Not
(born 1973)                               Term since        U.S. Bancorp Fund                                   Applicable.
615 East Michigan St.                     March             Services, LLC since
Milwaukee, WI 53202                       2002.             July 2000.



*<F8> Denotes those Trustees of the Trust who are not "interested persons" of the Trust as defined under the 1940 Act.

**<F9> Denotes Trustee who is an "interested person" of the Trust under the 1940 Act. Mr. Paggioli is an interested person of the Trust by virtue of his prior relationship with Quasar Distributors, LLC, the Fund's principal underwriter.

***<F10> The Trust is comprised of numerous portfolios managed by unaffiliated investment advisors. The term "Fund Complex" applies only to the Fund. The Fund does not hold itself out as related to any other series within the Trust for investment purposes, nor does it share the same investment advisor with any other series.

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

  At a meeting held on August 17, 2005, the Board (including the Independent Trustees) considered and approved the continuance of the Advisory Agreement for a period ending August 31, 2006. Prior to the meeting, the Independent Trustees had requested detailed information from the Advisor regarding the Fund. This information together with the information provided to the Independent Trustees throughout the course of year formed the primary (but not exclusive) basis for the Board's determinations. Below is a summary of the factors considered by the Board and the conclusions thereto that formed the basis for the Board approving the continuance of the Advisory Agreement:

1. THE NATURE, EXTENT AND QUALITY OF THE SERVICES PROVIDED AND TO BE PROVIDED BY THE ADVISOR UNDER THE ADVISORY AGREEMENT. The Board considered the Advisor's specific responsibilities in all aspects of day-to-day investment management of the Fund. The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel at the Advisor involved in the day-to-day activities of the Fund. The Board also considered the resources and compliance structure of the Advisor, including information regarding its compliance program, its chief compliance officer and the Advisor's compliance record, and the Advisor's business continuity plan. The Board also considered the prior relationship between the Advisor and the Trust, as well as the Board's knowledge of the Advisor's operations, and noted that during the course of the prior year they had met with the Advisor in person to discuss various marketing and compliance topics. The Board concluded that the Advisor had the quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreement and that the nature, overall quality, cost and extent of such management services are satisfactory and reliable.

2. THE FUND'S HISTORICAL YEAR-TO-DATE PERFORMANCE AND THE OVERALL PERFORMANCE OF THE ADVISOR. In assessing the quality of the portfolio management delivered by the Advisor, the Trustees reviewed the short-term and long-term performance of the Fund on both an absolute basis, and in comparison to its peer funds as classified by Lipper.

     The Board noted that the Fund's one-, three- and five-year performance were each above the median of its peer group. The Board also noted that although the Fund's year-to-date performance was below the median of its peer group, it was ranked in the second quartile for all other relevant periods. The Board also noted that the Fund was subject to social investment criteria, which may have resulted in the Fund passing up certain investment opportunities. The Trustees concluded that the advisor's performance was satisfactory under current market conditions.

     The Trustees also noted that during the course of the prior year they had met with the Advisor in person to discuss various performance topics. The Board concluded that it was satisfied with the Fund's overall performance record.

3. THE COSTS OF THE SERVICES TO BE PROVIDED BY THE ADVISOR AND THE STRUCTURE OF THE ADVISOR'S FEES UNDER THE ADVISORY AGREEMENT. In considering the advisory fee and total fees and expenses of the Fund, the Board reviewed comparisons to its peer funds and separate accounts for other types of clients advised by the Advisor, as well as all expense waivers and reimbursements.

     The Board noted that the advisor had agreed to maintain an annual expense ratio of 1.50%. The Trustees noted that the Fund's advisory fee, non-advisory expenses and 12b-1 fees and total expense ratio were equal to or below its peer group median. The Board also noted that the Fund's expenses appeared to be within the range of the Advisor's other accounts at certain asset levels, notwithstanding the fact that the services and investment strategies applicable to those accounts were substantially different. The Board concluded that the fees paid to the Advisor were fair and reasonable in light of comparative performance and expense and advisory fee information.

4. ECONOMIES OF SCALE. The Board also considered that economies of scale would be expected to be realized by the Advisor as the assets of the Fund grow. The Board noted that although the Fund does not have advisory fee breakpoints, the Advisor has contractually agreed to reduce its advisory fees or reimburse expenses through the specified period so that the Fund does not exceed its specified expense limitation. The Board concluded that there were no effective economies of scale to be shared by the Advisor at current asset levels, but considered revisiting this issue in the future as circumstances changed and asset levels increased.

5. THE PROFITS TO BE REALIZED BY THE ADVISOR AND ITS AFFILIATES FROM THEIR RELATIONSHIP WITH THE FUND. The Board reviewed the Advisor's financial information and took into account both the direct benefits and the indirect benefits to the Advisor from advising the Fund. The Board considered the Advisor's profitability report and considered that the additional benefits derived by the Advisor from its relationship with the Fund, namely benefits received in exchange for "soft dollars" and the 12b-1 fees paid to the Advisor. After such review, the Board determined that the profitability rates to the Advisor with respect to the Advisory Agreement are not excessive, and that the Advisor had maintained adequate profit levels to support the services to the Fund.

     No single factor was determinative of the Board's decision to approve the continuance of the Advisory Agreement, but rather the Trustees based their determination on the total mix of information available to them. Based on a consideration of all the factors in their totality, the Trustees determined that the advisory arrangements with the Advisor, including the advisory fee, were fair and reasonable to the Fund, and that the Fund's shareholders received reasonable value in return for the advisory fees paid. The Board (including a majority of the Independent Trustees) therefore determined that the continuance of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

FEDERAL TAX INFORMATION (Unaudited)

Portfolio 21 designates 100% of the ordinary distributions paid during the year ended August 31, 2005 as qualified dividend income under the Jobs Growth and Tax Reconciliation Act of 2003.

For the year ended August 31, 2005, 100% of the ordinary distributions paid by Portfolio 21 qualify for the dividend received deduction available to corporate shareholders.

INFORMATION ABOUT THE PORTFOLIO HOLDINGS (Unaudited)

Portfolio 21 files its complete schedule of portfolio holdings for its first and third quarters with the SEC on Form N-Q. The Fund's Form N-Q is available without charge, upon request, by calling (866) 209-1962. Furthermore, you can obtain the Form N-Q on the SEC's website at www.sec.gov.
                                            -----------

INFORMATION ABOUT PROXY VOTING (Unaudited)

Information regarding how Portfolio 21 votes proxies relating to portfolio securities is available without charge, upon request, by calling toll-free at
(866) 209-1962 or by accessing the SEC's website at www.sec.gov. Information
                                                    -----------
regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ending June 30 is available by calling
(866) 209-1962 or by accessing the SEC's website at www.sec.gov.
                                                    -----------

                                    Advisor
                 PROGRESSIVE INVESTMENT MANAGEMENT CORPORATION
                               721 NW 9th Avenue
                            Portland, Oregon  97209
                             (877) 351-4115 EXT. 21

                                  Distributor
                            QUASAR DISTRIBUTORS, LLC
                            615 East Michigan Street
                          Milwaukee, Wisconsin  53202

                                   Custodian
                                U.S. BANK, N.A.
                               425 Walnut Street
                            Cincinnati, Ohio  45202

                                 Transfer Agent
                        U.S. BANCORP FUND SERVICES, LLC
                            615 East Michigan Street
                          Milwaukee, Wisconsin  53202

                 Independent Registered Public Accounting Firm
                            TAIT, WELLER & BAKER LLP
                         1818 Market Street, Suite 2400
                       Philadelphia, Pennsylvania  19103

                                 Legal Counsel
                     PAUL, HASTINGS, JANOFSKY & WALKER, LLP
                          55 Second Street, 24th Floor
                     San Francisco, California  94105-3441


                                  Portfolio 21
                                 Symbol - PORTX
                               CUSIP - 742935588

ITEM 2. CODE OF ETHICS.
-----------------------

The registrant has adopted a code of ethics that applies to the registrant's President and Treasurer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant's Code of Ethics is filed herewith.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
-----------------------------------------

The registrant's board of trustees has determined that each member of the Trust's audit committee is financially literate and independent. Ms. Dorothy A. Berry and Messrs. Wallace L. Cook and Carl A. Froebel are each "audit committee financial experts" and are considered to be "independent" as each term is defined in Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
-----------------------------------------------

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "Other services" provided by the principal accountant. The following table details the aggregate fees billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.


                              FYE  8/31/2005         FYE  8/31/2004
                             ---------------         --------------

Audit Fees                       $14,500                 $14,000
Audit-Related Fees                 N/A                     N/A
Tax Fees                          $2,000                 $2,000
All Other Fees                     N/A                     N/A


The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant. All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant. (If more than 50 percent of the accountant's hours were spent to audit the registrant's financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.)

The following table indicates the non-audit fees billed by the registrant's accountant for services to the registrant and to the registrant's investment adviser (and any other controlling entity, etc.--not sub-adviser) for the last two years. The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.


Non-Audit Related Fees                  FYE  8/31/2005     FYE  8/31/2004
----------------------                  --------------     --------------

Registrant                                    N/A                N/A
Registrant's Investment Adviser               N/A                N/A


ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
----------------------------------------------

Not applicable to open-end investment companies.

ITEM 6. SCHEDULE OF INVESTMENTS.
--------------------------------

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
-------------------------------------------------------------------------
MANAGEMENT INVESTMENT COMPANIES.
--------------------------------

Not applicable to open-end investment companies.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES
------------------------------------------------------------------------

Not applicable to open-end investment companies.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
---------------------------------------------------------------------------
COMPANY AND AFFILIATED PURCHASES.
---------------------------------

Not applicable to open-end investment companies.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
------------------------------------------------------------

The registrant has adopted a nominating committee charter that contains the procedures by which shareholders may recommend nominees to the registrant's board of trustees. There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of trustees for the period.

ITEM 11. CONTROLS AND PROCEDURES.
---------------------------------

(a) The Registrant's President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant's service provider.

(b) There were no significant changes in the Registrant's internal controls over financial reporting that occurred during the Registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.
-----------------

(a) (1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

     (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

     (3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

     (Registrant)  Professionally Managed Portfolios
                   ---------------------------------

     By (Signature and Title) /s/ Robert M. Slotky
                              --------------------
                              Robert M. Slotky, President

     Date    November 4, 2005
            ------------------

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

     By (Signature and Title)*<F11> /s/ Robert M. Slotky
                                    --------------------
                                    Robert M. Slotky, President

     Date   November 4, 2005
           ------------------

     By (Signature and Title)*<F11> /s/ Eric W. Falkeis
                                    -------------------
                                    Eric W. Falkeis, Treasurer
     Date   November 4, 2005
           ------------------


*<F11> Print the name and title of each signing officer under his or her signature.